UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2016

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Reverse Stock Split

Harvest Natural Resources, Inc. (the "Company") issued a press release on October 25, 2016 announcing a one-for-four (1:4) reverse split of its issued and outstanding common stock. The one-for-four reverse stock split will become effective after the market closes on November 3, 2016, and the Company’s common stock will begin trading on a split-adjusted basis when the market opens on November 4, 2016. The Company’s common stock will continue to trade on the New York Stock Exchange under the trading symbol "HNR," but will trade under a new CUSIP number.

The Company’s stockholders granted the Board of Directors the authority to effect the reverse stock split at the Company’s annual meeting of stockholders held on September 15, 2016.

When the reverse stock split becomes effective, every four shares of the Company’s issued and outstanding common stock automatically will be converted into one share of common stock. No fractional shares will be issued. Instead, holders of record who would otherwise be entitled to a fractional share will receive one whole share. The reverse stock split will not impact any stockholder’s ownership percentage of the Company or voting power, except for minimal effects resulting from the treatment of fractional shares. Following the reverse split, the number of outstanding shares of the Company’s common stock will be reduced from 44,171,215 to approximately 11,042,804. Additionally, the number of authorized shares of the Company’s common stock will decrease from 150,000,000 to 37,500,000.

Additional information about the reverse stock split can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") on August 2, 2016, a copy of which is available at the SEC’s website at www.sec.gov or at the Company’s website at www.harvestnr.com.

A copy of the press release announcing the reverse stock split is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

99.1 Press Release of Harvest Natural Resources, Inc., dated October 25, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

October 25, 2016	By:	Keith L. Head

Name: Keith L. Head
Title: Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Harvest Natural Resources, Inc., dated October 25, 2016